EX-99.14.a

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of Voyageur Mutual Funds of our report dated October 16, 2019, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free California Fund and Delaware Tax-Free New York Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019. We also consent to the references to us under the headings “Service Providers,” “Representations and Warranties by each Acquired Trust,” “Representations and Warranties by each Acquiring Trust” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 28, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of Delaware Group® Tax-Free Fund of our report dated October 16, 2019, relating to the financial statements and financial highlights, which appears in Delaware Tax-Free USA Intermediate Fund and Delaware Tax-Free USA Fund’s Annual Report on Form N-CSR for the year ended August 31, 2019. We also consent to the references to us under the headings “Service Providers,” “Representations and Warranties by each Acquired Trust,” “Representations and Warranties by each Acquiring Trust” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 28, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of Delaware Group® Limited-Term Government Funds of our report dated February 28, 2020, relating to the financial statements and financial highlights, which appears in Delaware Tax-Exempt Income Fund, Delaware Tax-Exempt Opportunities Fund, Delaware Tax-Free California II Fund and Delaware Tax-Free New York II Fund’s Annual Report on Form N-CSR for the year ended December 31, 2019. We also consent to the references to us under the headings “Service Providers,” “Representations and Warranties by each Acquired Trust,” “Representations and Warranties by each Acquiring Trust” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 28, 2020